                                                                          UNITED STATES
                                                               SECURITIES AND EXCHANGE COMMISSION
                                                                     Washington, D.C. 20549
                                                                           FORM 8-K/A

                                                                         CURRENT REPORT
                                                             Pursuant to Section 13 OR 15(d) of the
                                                                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               August 30, 2007
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                                                               Elcom International, Inc.
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                                                  (Exact Name of Registrant as Specified in Charter)

                       Delaware                              000-27376                                         04-3175156
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            (State or Other Jurisdiction                    (Commission                                       (IRS Employer
                  Incorporation)                            File Number)                                   Identification No.)

                       10 Oceana Way Norwood, Massachusetts                                                            02062
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                       (Address of Principal Executive Offices)                                                       (Zip Code)

Registrant's telephone number, including area code                        (781) 501-4000
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                                                              N/A
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                                    Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 on Form 8-K/A hereby is filed (a) to revise Item 4.01 as contained in the Current
Report on Form 8-K originally filed by Elcom International, Inc. on September 5, 2007 and (b) to attach Exhibit 16.1, a letter of Vitale Caturano & Company, Ltd.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On September 20, 2007, Elcom International,  Inc., a Delaware corporation (the "Company"),  dismissed Vitale Caturano &
Company,  Ltd.  ("VCC") as its  principal  independent  accountants.  The  decision  to  dismiss  VCC was  approved  by the
Company's  Audit  Committee  and  Board  of  Directors.  The  delay in  dismissing  VCC was  caused  by the  difficulty  in coordinating the schedules of Company management and VCC representatives.

The report of VCC on the financial  statements  of the Company for fiscal year ended  December 31, 2005 did not contain any adverse  opinion or disclaimer  of opinion and was not  qualified or modified as to audit scope or  accounting  principles, except  that the report  contained  an  explanatory  paragraph  relating  to the  Company's  ability to continue as a going concern.

During the fiscal year ended December 31, 2005,  there were no  disagreements  between the Company and VCC on any matter of accounting principles or practices,  financial statement disclosure,  or auditing scope or procedure,  which disagreements, if not resolved to VCC's  satisfaction  would have caused VCC to make reference to the subject  matter of the  disagreement in connection with its report.

During the course of performing  certain audit  procedures  for the fiscal year ended  December 31, 2006, the Company's new management  and VCC  discovered  that,  during the fourth  quarter of 2006, a cash deposit made by the Company with a sales agent of €1,000,000 in connection with the Company's potential bid for government contracts outside the United States was completed  without  approval of the  Company's  Board of  Directors.  As a result of this  discovery,  the Company  further investigated  the  transaction  and reviewed  its internal  controls.  During this review,  the Company and VCC  identified certain material  deficiencies in the Company's  internal controls relating to approval of transactions and cash management and raised questions as to the appropriate  accounting  treatment of this transaction.  Since such review,  the Company has strengthened its internal  controls by adopting  additional  internal  controls  policies and procedures  relating to cash, cash  management  and  corporate  governance.  VCC  performed  no work  subsequent  to the  commencement  of the  Company's additional review and investigation.

The Company has provided VCC with a copy of the  disclosures  made herein and  requested  VCC to furnish the Company with a letter  addressed  to the  Securities  and  Exchange  Commission  (the  "SEC")  stating  whether or not it agrees  with the statements  in this  Item 4.01(a).  A copy of such letter,  dated October 9, 2007, is filed as Exhibit 16.1 to this Current
Report on Form 8-K.

(b) On August 30, 2007,  the Company  engaged  Malone & Bailey PC ("MB") as its new  principal  independent  accountant  to audit the  Company's  financial  statements  for the fiscal  years  ended  December  31,  2006 and  December  31, 2007 (the
Company's  Annual  Report on Form  10-KSB for the year ended  December  31,  2006 has not been filed as of the date of this
Current  Report on Form 8-K).  During the two most recent fiscal years and the interim  period  preceding the engagement of
MB, the Company did not consult  with MB  regarding  either (i) the  application  of  accounting  principles  to a specific transaction,  either completed or proposed,  or the type of audit opinion that might be rendered on the Company's financial statements,  and MB did not provide a written report or oral advice to the Company that was an important factor  considered by the Company in reaching a decision as to the  accounting,  auditing or  financial  reporting  issue,  or (ii) any matter that was either the subject of a disagreement or an event identified in Item 304(a)(1)(iv) of Regulation S-B.

The Company  authorized  VCC to respond  fully to the inquiries of MB concerning  the subject  matter of the  circumstances relating to the deficiencies in internal controls and the transaction described above.

In deciding to select MB, the  Company's  Audit  Committee  considered  MB's  experience  and  expertise  related to public companies,  as well as reviewed  auditor  independence  issues and  existing  commercial  relationships  with MB. The Audit
Committee  concluded  that MB has no  commercial  or other  relationship  that would  impair its  independence  and has the appropriate expertise that the Company required regarding its current operations.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

            Exhibit No.               Description
                16.1                  Letter from Vitale Caturano & Company, LTD. to the Securities and Exchange Commission, dated
                                      October 9, 2007.

                                                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                              ELCOM INTERNATIONAL, INC.

Date        October 9, 2007
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                                                                                              By       /s/   Gregory King
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                                                                                              Gregory King
                                                                                              Chief Executive Officer

                                                    EXHIBIT INDEX

            Exhibit No.               Description
                16.1                  Letter from Vitale Caturano & Company, Ltd. to the Securities and Exchange Commission, dated
                                      October 9, 2007.